Exhibit 10.33

Gold Lease Agreement

Type: AU9999

Weight per gram: 375000

Goods attribute: Buy in goods right

Start Date: 2016-1-19

End Date: 2017-1-18

Days: 365 days

Interest Rate: 5.7%

Unit Price (Yuan/Gram) 231.70

Charging Standard: Actual days/360

Gold Leasing Fees: ¥5021373.44

Account Payable:

Rental Purposes: Production and Process

Borrower: Wuhan Kingold Jewelry Co., Ltd.

Legal representative (person in charge):

Contactor:

Telephone:

Lender: China Construction Bank Wuhan Jiang An Branch

Legal representative (person in charge):

Contactor:

Telephone: